Non-current Bank Credit Lines and Loan Facilities	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Non-current Bank Credit Lines and Loan Facilities	Non-current Bank Credit Lines and Loan Facilities
The Company had the following debt outstanding as of December 31, 2022 and 2021:

			Principal amount
	Interest rate as of	Interest rate as of	December 31,	December 31,
(in thousands)	December 31, 2022	December 31, 2021	2022	2021	Maturity Date
Credit Facilities:
Senior Secured Term Loan	7.092%	2.750%	$4,201,213	$5,001,213	July 2028
Senior Secured Notes	2.875%	2.875%	500,000	500,000	July 2026
Total debt			4,701,213	5,501,213
Less current portion of long-term debt and debt issuance costs			(55,150)	(55,150)
Total long-term debt			4,646,063	5,446,063
Less long-term portion of debt issuance costs and debt discount			(47,026)	(64,901)
Total long-term debt, net			$4,599,037	$5,381,162

The Company paid a $27.6 million debt discount in connection with the Senior Secured Credit Facility and Senior Secured Notes on July 1, 2021.
The Company incurred interest costs from various financing arrangements during the years ended December 31, 2022, December 31, 2021 and December 31, 2020 as set out in the table below. These costs have been charged in the interest expense line of the Consolidated Statement of Operations. In the years ending December 31, 2022 and December 31, 2021, the Company expensed $17.7 million and $86.7 million of transaction related financing costs (inclusive of the amortization of financing fees which were previously capitalized) associated with the debt facilities used to finance the Merger.

	Year ended
	December 31, 2022	December 31, 2021	December 31, 2020
	(in thousands)

Interest expense on drawn facilities	$209,189	$93,809	$13,406
Amortization of financing costs	17,749	12,890	523
Transaction and one time financing costs	—	75,391	—
Other financing costs/(credits)	2,793	333	(910)
Total financing costs	$229,731	$182,423	$13,019

As of December 31, 2022, the contractual maturities of the Company's debt obligations were as follows:

Current maturities of long-term debt:	(in thousands)
2023	55,150
2024	55,150
2025	55,150
2026	55,150
2027 and thereafter	4,480,613
Total	$4,701,213

The Company's primary financing arrangements are its senior secured credit facilities (the "Senior Secured Credit Facilities"), which consists of a senior secured term loan and a revolving credit facility, and the senior secured notes (the "Senior Secured Notes").

Senior Secured Credit Facilities

In conjunction with the completion of the Merger Agreement, on July 1, 2021, ICON entered into a credit agreement providing for a senior secured term loan facility of $5,515 million and a senior secured revolving loan facility in an initial aggregate principal amount of $300 million (the "Senior Secured Credit Facilities"). The proceeds of the senior secured term loan facility were used to repay in full (i) PRA’s existing credit facilities and (ii) the Company's notes and fund, in part, the Merger. The senior secured term loan facility will mature in July 2028 and the senior secured revolving loan facility will mature in July 2026. The credit agreement governing the Senior Secured Credit Facilities provides that borrowings denominated in U.S. Dollars will bear interest based on LIBOR or the base rate (as elected by the borrower), plus an applicable margin. On the 29th of November 2022, the Company agreed with its lenders to the early adoption of Term SOFR as the reference rate within the Credit Agreement ahead of the June 2023 USD LIBOR cessation date. LIBOR is no longer an applicable reference rate available to the Company under the terms of the Credit Agreement.

Borrowings under the senior secured term loan facility amortize in equal quarterly installments in an amount equal to 1.00% per annum of the principal amount, with the remaining balance due at final maturity. The interest rate margin applicable to borrowings under the senior secured term loan facility is USD Term SOFR and a Term SOFR Adjustment depending on the interest period chosen plus an applicable margin of 2.25%. The senior secured term loan facility is subject to a floor of 0.50%.

The interest rate margin applicable to borrowings under the revolving loan facility will be, at the option of the borrower, either (i) the applicable base rate plus an applicable margin of 1.00%, 0.60% or 0.25% based on ICON’s current corporate family rating assigned by S&P of BB- (or lower), BB or BB+ (or higher), respectively, or (ii) Term SOFR plus a Term SOFR Adjustment on the interest period chosen plus an applicable margin of 2.00%, 1.60% or 1.25% based on ICON’s current corporate family rating assigned by S&P of BB- (or lower), BB or BB+ (or higher), respectively. In addition, lenders under the revolving loan facility are entitled to commitment fees as a percentage of the applicable margin at the time of drawing and utilization fees dependent on the proportion of the facility drawn. At December 31, 2022, $300.0 million remained undrawn under the senior secured revolving loan facility.
The Borrowers’ (as defined in the Senior Secured Credit Facility) obligations under the Senior Secured Credit Facilities are guaranteed by ICON and the subsidiary guarantors. The Senior Secured Credit Facilities are secured by a lien on substantially all of ICON’s, the Borrowers’ and each of the subsidiary guarantor’s assets (subject to certain exceptions), and the Senior Secured Credit Facilities will have a first-priority lien on such assets, which will rank pari passu with the lien securing the Senior Secured Notes, subject to other permitted liens. The Company is permitted to make prepayments on the senior secured term loan without penalty.

On December 30, 2022, the Company repaid $200.0 million of the senior secured term loan facility and made a quarterly interest payment of $66.1 million. This repayment resulted in an additional charge associated with previously capitalized fees of $1.8 million.

On September 30, 2022, the Company repaid $200.0 million of the senior secured term loan facility and made a quarterly interest payment of $53.6 million. This repayment resulted in an additional charge associated with previously capitalized fees of $1.9 million.

On June 30, 2022, the Company repaid $100.0 million of the senior secured term loan facility and made a quarterly interest payment of $39.4 million. This repayment resulted in an additional charge associated with previously capitalized fees of $0.9 million.

On March 31, 2022, the Company repaid $300.0 million of the senior secured term loan facility and made a quarterly interest payment of $35.1 million. This repayment resulted in an additional charge associated with previously capitalized fees of $3.2 million.

On December 29, 2021, the Company repaid $500.0 million of the senior secured term loan facility and made a quarterly interest payment of $40.8 million. This repayment resulted in an additional charge associated with previously capitalized fees of $5.6 million.

On September 27, 2021, the Company repaid $13.8 million of the senior secured term loan facility and made a quarterly interest payment of $40.4 million.

Senior Secured Notes

In addition to the Senior Secured Credit Facilities, on July 1, 2021, a subsidiary of the Company issued $500 million in aggregate principal amount of 2.875% senior secured notes due 2026 in a private offering (the “Offering”). The Senior Secured Notes will mature on July 15, 2026.

Fair Value of Debt
The estimated fair value of the Company’s debt was $4,650.3 million and $5,507.2 million at December 31, 2022 and December 31, 2021, respectively. The fair values of the Senior Secured Credit Facilities and Senior Secured Notes were determined based on Level 2 inputs, which are based on rates at which the debt is traded among financial institutions.